EXHIBIT 10.5

STOCK PURCHASE AGREEMENT

by and between

ROYAL PACIFIC RESOURCES, INC.

As Seller

and

GREAT WESTERN PARKS, LLC.

As Buyer

DATED AS OF  DECEMBER 19, 2003

i

TABLE OF CONTENTS

STATEMENT OF AGREEMENT--------------------------------------------	1
RECITALS------------------------------------------------------------------------	1
AGREEMENT-------------------------------------------------------------------	2
1. Definitions---------------------------------------------------------------------	2
2. Purchase and Sale-------------------------------------------------------------	4
2.1 Purchase and Sale---------------------------------------------------	4
2.2 Consideration--------------------------------------------------------	4
2.3 Resignations and Appointments of Officers and Directors----	4
2.4 Closing Date---------------------------------------------------------	5
2.5 Closing----------------------------------------------------------------	5
2.6 Restrictive Legends-------------------------------------------------	6
3. Representations and Warranties of Seller----------------------------------	6
3.1 Organization and Standing-----------------------------------------	6
3.2 Capitalization of Seller---------------------------------------------	7
3.3 Authority-------------------------------------------------------------	7
3.4 Assets and Liabilities-----------------------------------------------	7
3.5 No Employee, Pending Transactions, or Pending Litigations---------------------------------------------	7
3.6 Compliance with Laws---------------------------------------------	8
3.7 Accurate Disclosure-------------------------------------------------	8
4. Representations and Warranties of Buyer---------------------------------	8
4.1 Organization and Standing-----------------------------------------	8
4.2 Authority--------------------------------------------------------------	8

ii

4.3 Acquisition of Crossroads----------------------------------------	9
4.4 Assets and Liabilities of Crossroads------------------------------	9
4.5 Assets and Liabilities of Buyer------------------------------------	10
4.6 Compliance with Laws and Regulations-------------------------	10
4.7 Accurate Disclosure-------------------------------------------------	10
5. Notice of Pre-Closing Developments---------------------------------------	10
6. Post-Closing Covenants------------------------------------------------------	11
7. Remedies-----------------------------------------------------------------------	12
7.1 Default Remedies----------------------------------------------------	12
7.2 Survival of Representations and Warranties--------------------	12
8. No Third Party Beneficiaries------------------------------------------------	12
9. Construction and Representations by Counsel----------------------------	13
10. Expenses----------------------------------------------------------------------	13
11. Notices------------------------------------------------------------------------	13
12. General Provisions-----------------------------------------------------------	14
12.1 Entire Agreement--------------------------------------------------	14
12.2 Assignment---------------------------------------------------------	14
12.3 Execution of Other Documents----------------------------------	14
12.4 Binding Effect------------------------------------------------------	14
12.5 No Waiver of Future Breach-------------------------------------	14
12.6 Attorneys’ Fees----------------------------------------------------	14
12.7 Governing Law-----------------------------------------------------	15
12.8 Execution of Multiple Originals---------------------------------	15
12.9 Severability---------------------------------------------------------	15

iii

EXHIBITS

Exhibit A – Articles of Incorporation of Royal Pacific Resources, Inc.
Exhibit B – ByLaws of Royal Pacific Resources, Inc

Exhibit C. – (a) Certificate of Corp. Resolution of Seller approving Agreement,

Authorizing and Instructing the Seller’s Transfer Agent to Issue to Buyer

162,402,000 Shares of Rule 144 Restricted Stock of Seller and to Deliver

the Certificate of said Stock to the Attention of Larry Eastland at Buyer’s

Address, and

         (b) Consent of Majority of Royal Pacific Resources, Inc. shareholders approving stock purchase agreement.

Exhibit D. – Independent Audit of Royal Pacific Resources, Inc.
Exhibit E. – Articles of Organization of Great Western Parks, LLC.
Exhibit F. – Operating Agreement of Great Western Parks, LLC.
Exhibit G. – Articles of Organization of Crossroads Convenience Center, LLC.
Exhibit H – Operating Agreement of Crossroads Convenience Center, LLC.
Exhibit I. – Independent Audit of Crossroads Convenience Center, LLC.
Exhibit J. – Form of Assignment of Ownership Interest in Crossroads Convenience Center, LLC.
Exhibit K. – Coe Parker “Agreement”
Exhibit L. – Marshall Ogden “Agreement”
Exhibit M. – Ipsen “Purchase Agreement”

Exhibit N. – Assignments to Buyer of Ownership Interests in Crossroads from:

(a) GSE, Inc.

(b) Larry Eastland

(c) Jane Klosterman

(d) Richard Swensen

(e) Phillip Salvati and Jeanne Salvati, Husband & Wife

(f) Jerald Holloway

Exhibit O. – Selling Shareholders

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (“Agreement”) is entered into and made effective this 19th day of December, 2003, by and between Royal Pacific Resources, Inc., a Nevada Corporation, with its principal place of business at 26505 North Bruce Road, Chattaroy, Washington, 99003-7720 (hereinafter referred to as “Seller”), and Great Western Parks, LLC, an Idaho Limited Liability Company, with its principal place of business at 222 East State Street, Eagle, Idaho, 83616 (hereinafter referred to as “Buyer”), based on the following:

RECITALS

A.

Royal Pacific Resources, Inc., (“Seller”) is a Nevada Corporation with its principal place of business at 26505 North Bruce Road, Chattaroy, Washington, 99003-7720.

B.

Great Western Parks, LLC., (“Buyer”) is an Idaho Limited Liability Company, with its principal place of business at 222 East State Street, Eagle, Idaho, 83616.

C.

Crossroads Convenience Center, LLC (“Crossroads”) is an Idaho Limited Liability Company, with its principal place of business located at 5950 Franklin Road, Nampa, Idaho, 83681.

D.

Buyer owns, or has contracted to own, all of the ownership interests in Crossroads and desires to assign its ownership interest in Crossroads to Seller in consideration of the issuance to Buyer of 162,402,000 newly issued Shares of common stock.  Seller has 15,198,002 common Shares currently issued and outstanding.  Seller desires to acquire the ownership of Crossroads and as consideration therefore is willing to issue to Buyer 162,402,000 newly issued Shares of common stock on the condition that Seller would simultaneously issue 1,800,000 Shares of new stock to each of Stan Gray and Eric Moe for consulting services and as a finder’s fee, respectfully.

E.

The Parties understand that following such issuances of common stock as set forth above in Recital D, the total amount of issued and outstanding common stock of Seller would be 181,200,002 Shares of common stock.  On that basis, the Parties hereto decided to proceed with this transaction.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and of the terms, conditions and covenants set forth hereinbelow, the Parties hereto agree as follows:

1.

DEFINITIONS.  The following terms shall have the following meaning for all purposes of this Agreement:

1.1

“Acquisition Shares” means the 162,402,000 newly issued Shares of common stock of Seller to be issued and delivered at Closing by Seller to Buyer in consideration of the assignment of Buyer’s ownership interest in Crossroads.  The Acquisition Shares shall be issued pursuant to an exemption from registration under the Securities Act and shall be unregistered shares.

1.2

“Agreement” means this stock purchase Agreement between Seller and Buyer herein.

1.3

“Buyer” means Great Western Parks, LLC, an Idaho Limited Liability Company, with its principal place of business at 222 East State Street, Eagle, Idaho, 83616.

1.4

“Closing” shall have the meaning set forth in section 2.5 of this Agreement.

1.5

“Closing Date” shall have the meaning set forth in section 2.4 of this Agreement.

1.6

“Consulting Shares” means the 3,600,000 Shares of unregistered common stock of Seller to be issued and delivered by Seller at Closing to Stan Gray and Eric Moe (1,800,000 Shares each) for consulting services and for a finder’s fee respectively.

1.7

“Crossroads” means Crossroads Convenience Center, LLC, and Idaho Limited Liability Company with its principal place of business located at 5950 Franklin Road, Nampa, Idaho, 83681.

1.8

“Current Shares” means the 15,198,002 Shares of common stock of Seller currently issued and outstanding prior to the Closing of this transaction.

1.9

“Ipsen Purchase Agreement” means the Agreement of December 16, 2003, whereby Grant R. Ipsen and the Grant Ipsen SEPSP each granted an option to acquire their respective interests in Crossroads to Marshall Ogden.

1.10

“Laws” shall mean all Laws (whether statutory or otherwise), rules and regulations of all governmental, judicial, legislative, executive, administrative or regulatory authorities (federal, state, municipal, departmental, foreign or otherwise).

1.11

“Notices” shall have the meaning set forth in section 11 of this Agreement.

1.12

“Ogden Agreement” means the Agreement of November 21, 2003, between Buyer and Marshall Ogden, whereby Ogden granted to Buyer an option to acquire Ogden’s ownership interest in Crossroads, and whereby Ogden agreed to act as Buyer’s agent to acquire the ownership interests of Grant R. Ipsen and of the Grant Ipsen self-employee profit sharing plan in Crossroads (see “Ipsen Purchase Agreement”).

1.13

“Parker Agreement” means the Agreement of November 21, 2003, between Buyer and Coe Parker, whereby Parker granted to Buyer an option to acquire Parker’s ownership interest in Crossroads.

1.14

“Parties” means Seller and Buyer herein.

1.15

“Party” means either Seller or Buyer.

1.16

“Seller” means Royal Pacific Resources, Inc., a Nevada Corporation, with its principal place of business at 26505 North Bruce Road, Chattaroy, Washington, 99003-7720.

1.17

“Securities Act” means the United States Securities Act of 1933, as amended

0.18

“Selling Shareholders” means those persons listed on Exhibit O whose shares the Parties shall be required to register under the Securities Act as set forth in section 6(d).

1. 19

“Shares” shall mean Shares of common stock of Royal Pacific Resources, Inc., unless otherwise specifically defined.

2.

PURCHASE AND SALE.

2.1

Purchase and Sale.  Subject to the terms, conditions and covenants of this Agreement, Seller hereby sells, assigns, transfers, conveys and delivers to Buyer, and Buyer hereby purchases and takes delivery of the Acquisition Shares, to wit: 162,402,000 newly issued and duly authorized Shares of common stock of Seller, which shares shall be unregistered having been issued pursuant to an exemption from registration under the Securities Act.  The Acquisition Shares shall be free and clear of any lien, pledge, option, security interest, claim, charge or other encumbrance or hypothecation of any kind whatsoever.  The certificate representing the Acquisition Shares of said stock shall be delivered to Buyer as provided in the instructions to the transfer agent as provided in Exhibit “C(a)”.

2.2

Consideration.  In consideration of the sale to Buyer of the Acquisition Shares, Buyer hereby assigns, sells, transfers and delivers to Seller all of its right, title and interest in and to Crossroads, including, but not limited to, its ownership interest obtained through outright assignment to Buyer from the Parties listed in Exhibit N hereto, to wit:  GSE, Inc.; Larry Eastland; Jane Klosterman; Richard Swensen; Philip Salvati and Jeanne Salvati, husband and wife; and Jerald Holloway; and in the options set forth in the Parker Agreement, (Exhibit K) the Ogden Agreement (Exhibit L) and pursuant to the Ogden Agreement in the Ipsen Purchase Agreement (Exhibit “M”).

2.3

Resignations and Appointments of Officers and Directors.  Immediately prior to Closing, Seller’s board of directors will accept resignations of all officers of Seller and the directors themselves will resign after appointing by resolution new officers and directors of Seller as follows:

President and Treasurer:. . . . . . . Larry Eastland

Vice President and Secretary:…..Jane Klosterman

Directors:

Larry Eastland,

222 E. State Street

P O Box 1400

Eagle ID 83616

Jane Klosterman

1162 N Glen Abby Pl.

Eagle, ID  83616

Dale VanVoorhis

5684 Pioneer Trail

Hiram, OR  44234

2.4

Closing Date.  The Closing Date for this transaction shall be Friday, December, 19, 2003, or as soon thereafter as practicable but in no event later than Wednesday, December 24, 2003, unless other otherwise agreed by the Parties in writing.

2.5

Closing.  Closing shall take place in law offices of Seller’s attorney, Greg Lipsker of Workland and Witherspoon, PLLC, Washington Mutual Financial Center, 601 W. Main Ave., Ste. 714, Spokane, Washington, 99201-0677.  Closing shall commence upon the delivery on Closing Date of two original counterparts of this Agreement executed by Buyer accompanied by the form of certificate of corporate resolution of Exhibit “C(a)(b)”, and Exhibits “D” through “N”.  Seller shall execute the Agreement and supply Exhibits “A”, “B” “C” and “O” attach same to the Agreement.  Immediately upon execution of the Agreement by Seller, Seller shall cause the instruction to be given to the transfer agent for issuance of the stock certificate to Buyer as above set forth, said instruction to be accompanied by a copy of the certificate of resolution and any other documentation required by the transfer agent.

Upon completion of Closing, Seller shall deliver to Buyer an executed counterpart of this Agreement with all exhibits attached and a copy of Seller’s instruction to Seller’s transfer agent to issue and deliver the Acquisition Shares and the Consulting Shares.

2.6

Restrictive Legends.  The certificates issued for the Acquisition Shares and the Consulting Shares will bear a legend in substantially the following form so restricting the sale of such securities:

THESE SECURITIES HAVE NOT BEEN REGISTERED FOR PUBLIC SALE WITH THE SECURITIES REPRESENTATIONS AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY OTHER STATE SECURITIES LAWS. THE SALE, PLEDGE OR OTHER DISPOSITION OF THE SHARES IS PROHIBITED UNLESS THE SHARES ARE REGISTERED OR SOLD IN A TRANSACTION EXEMPT FROM SUCH REGISTRATION;

3.

REPRESENTATIONS AND WARRANTIES OF SELLER.

3.1

Organization and Standing.

(a)  Seller is duly organized, validly existing, and in good standing under the Laws of the state of Nevada and has all requisite power and authority to conduct lawfully its present business.

(b)  The copies of the Articles of Incorporation and ByLaws of Seller attached hereto as Exhibits “A” and “B” respectively, are true, correct, and compete.

Seller is a non-reporting public corporation, currently trading on the over-the-counter market “pink sheets.”  Seller has caused a form 15c2-11 to be filed by one of its market makers (Pennaluna and Company) with the National Association of Securities dealers.

3.2

Capitalization of Seller.  As set forth in the independent audit of Seller, attached hereto as Exhibit “D”, Seller is authorized to issue 300,000,000 Shares at $0.001 par value and currently has 15,198,002 Shares issued and outstanding.  Seller is authorized to issue 10,000,000 Shares of preferred stock at a par value of $0.001 par value.  No preferred stock has been issued or is outstanding.  Other than the above referenced common stock, Seller has no other Shares of any kind issued or outstanding nor has it issued any securities convertible into or exchangeable for or carrying the right to acquire any equity security in Seller, nor has Seller any outstanding options, warrants or other Agreements under which Seller is obligated to issue any additional Shares or other securities.

3.3

Authority.  Seller has the full power, right and authority to execute this Agreement and to perform its obligations hereunder.  The execution, delivery and performance of this Agreement by Seller and the consummation by Seller of the underlying transactions contemplated hereby, have been duly authorized by Seller.  This Agreement has been duly and validly executed and delivered by Seller to Buyer and constitutes the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.

3.4

Assets and Liabilities.  The assets and liabilities of Seller are, and remain at this time, as set forth in the independent audit of Seller attached hereto as Exhibit “D”.

3.5

No Employee, Pending Transactions, or Pending Litigations.

(a).  Seller has no employees at this time and does not have in effect any employment Agreement with any former employees or agents.

(b).  Except for this Agreement, Seller is not a Party to any Agreement or bound by any negotiations, discussions, commitments or undertakings with respect to:

(i)  The merger or consolidation of Seller with, or the acquisition of all or substantially all of the property and assets of any other person or Party; or

(ii)  The sale, lease or exchange of all or substantially all of the Seller’s property, capital stock and assets to any other person or Party.

(c).  Seller is not a Party to or engaged in any litigation and knows of no threat of litigation against Seller.

3.6

Compliance with Laws.  Seller has complied with all applicable statutes and regulations of any federal, state or governmental entity or agency thereof.

3.7

Accurate Disclosure.  Seller hereby confirms that the documents contained in Exhibits “A”, “B”, “C”, and “D”, and true, accurate and complete and represent the true, current condition of Seller and that they do not omit any material facts reasonably necessary to the understanding of the Parties in this Agreement.  The Representations and Warranties made by Seller in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such Representations and Warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement).

4.

REPRESENTATIONS AND WARRANTIES OF BUYER.

4.1

Organization and Standing.  Buyer is a Limited Liability Company validly existing and in good standing under the Laws of the state of Idaho, and has all the requisite power and authority to conduct lawfully its present business and to perform its respective obligations under this Agreement.

4.2

Authority.  Buyer has the full power, right and authority to execute this Agreement and to perform its obligations hereunder.  The execution, delivery and performance of this Agreement by Buyer and the consummation by Buyer of the underlying transactions contemplated hereby, have been duly authorized by Buyer.  This Agreement has been duly and validly executed and delivered by Buyer to Seller and constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms.

4.3

Acquisition of Crossroads.

(a)  Buyer owns 60% of Crossroads as a result of outright assignments to Buyer of ownership interests in Crossroads from the Parties listed in Exhibit “N”, to wit:

(i) GSE, Inc.,

40.5%

(ii) Larry Eastland,

  2.5%

(iii) Jane Klosterman,

  2.5%

(iv) Richard Swensen

   10%

(v) Philip Salvati and Jeanne Salvati, (h&w)

     3%

(vi) Jerald Holloway

  1.5%

Total

   60%

(b)  Buyer has contracted options to purchase 40% of the ownership interest in Crossroads from the following persons:

(i) Coe Parker

6%  (Exhibit “K”);

(ii) Marshall Ogden

6%  (Exhibit “L”);

(iii) Through the Ogden Agreement (Exhibit “L”) and pursuant to the Ipsen Purchase Agreement (Exhibit “M”) 15% from Grant and Edna Ipsen and 13% from the Grant Ipsen SEPSP.

(c)  Pursuant to the post-Closing covenants (section 6 herein) Buyer is obligated to make every effort as set forth therein to exercise said options and become the outright owner of the remaining 40% ownership interest in Crossroads.

4.4

Assets and Liabilities of Crossroads.

(a)  Crossroads is a duly organized, validly existing Limited Liability Company in good standing under the Laws of the state of Idaho, and has all of the requisite power and authority to conduct lawfully its present business.  Crossroads is currently an operating convenience store and gasoline dispensary.  Crossroad’s assets and liabilities as set forth in the independent audit of Crossroads attached hereto as Exhibit “I”.  There is no pending litigation against Crossroads or any known threatened litigation.  There has not occurred nor been threatened any strikes, slow downs, picketing, work stoppages, contested refusals to work overtime or similar labor activities with respect to employees of Crossroads.  Buyer knows of no claim by or basis for any claim by any current or former employee against Crossroads.

(b)  Except for this Agreement and the underlying acquisitions of ownership interests in Crossroads by Buyer, Crossroads is not a Party to any Agreement or bound by any negotiations, discussions, commitments or undertakings with respect to any merger or consolidation of Crossroads with, or the acquisition of all or substantially all of the property and assets of any other person or Party for the sale, lease or exchange of all or substantially all of Crossroad’s assets.

4.5

Assets and Liabilities of Buyer.  As an entity created for the purposes of this transaction, Buyer’s only assets consist of its ownership interests and options in Crossroads.  As a result of the transaction contemplated by this Agreement, Buyer’s only asset will be the Acquisition Stock.  There is no pending litigation against Buyer and Buyer knows of no threatened litigation or claims against Buyer.

4.6

Compliance with Laws and Regulations.  Both Buyer and Crossroads have complied with all applicable statutes and regulations of federal, state or other governmental entities or agencies.

4.7

Accurate Disclosure.  Each of the exhibits and enclosed documentation furnished to Seller by Buyer pursuant to this Agreement are true, accurate and complete and represent the true, current condition of Buyer and they do not omit any material facts reasonably necessary to the understanding of the Parties in this Agreement.  The Representations and Warranties made by Buyer in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such Representations and Warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement).

5.

NOTICE OF PRE-CLOSING DEVELOPMENTS.  At all times prior to the Closing Date, each Party shall promptly notify the other Party in writing of the occurrence of any event that will or may materially change the Representations and Warranties made by that Party under this Agreement or may result in the failure of said Party to satisfy the terms and conditions contained in this Agreement.

6.

POST-CLOSING COVENANTS.  The parties acknowledge that post-closing the Buyer shall be the controlling shareholder of Seller and Buyer’s nominees shall be the officers and directors of Seller.  Therefore, Buyer and Seller agree that the Seller shall be bound by the following covenants:

(a)  Immediately following the Closing of this Agreement, Seller shall undertake, and make all necessary filings regarding, a one to six reverse split of its common stock.

(b)  As soon as practicable, but in no event later than March 31, 2004, Seller will file a form 10SB Registration Statement with the United States Securities and Exchange Commission, with the objective of becoming a fully reporting corporation and consequently to become listed on the OTCBB.  Seller covenants to exercise its best efforts and due diligence to accomplish these objectives of filing the form 10SB Registration Statement and becoming listed on the OTCBB.

(c).  At all times after the effective date of the Form 10SB Registration Statement, the Seller shall timely file with all periodic reports required under the Securities Exchange Act of 1934.

(d).  On or before June 30, 2004, Seller shall file a Registration Statement on Form SB-2, or such other form as shall be applicable under the Securities Act for the registration of all shares held by the selling shareholders (as set forth in Exhibit “O”).  Thereafter Seller shall use its best efforts to cause such Registration Statement to become effective.  Seller shall also prepare and file all necessary Blue Sky filings.  Seller shall be responsible for all expenses and fees applicable to such Registration Statement including the legal fees and costs for Selling shareholders’ legal counsel.

(e)  Seller covenants to use its best efforts within 30 days from the date of the above form 10SB Registration Statement becomes effective to file a Registration Statement registering Seller’s common stock for the purpose of removing the restrictions on resell of a block of stock sufficient to comply with the provisions of the Ipsen Purchase Agreement so as to exercise the options to acquire the remaining 40% ownership interest in Crossroads and to meet other objectives of Seller.

7.

REMEDIES.

7.1

Default Remedies.  In the event that either Party defaults under any terms of this Agreement, said Party shall be entitled to:

(a)  Compelled specific performance of this Agreement, in which event said Party may also recover its damages incurred as result of such default, including all of its reasonable costs and attorneys’ fees in seeking such specific performance; or

If specific performance is not possible or if said Party elects not to pursue specific performance, terminate this Agreement and recover its damage resulting from said default, including out-of-pocket costs, which include reasonable attorneys’ fees.  Prior to exercising its right to the remedies set forth above, said aggrieved Party shall give the other Party written notice of any alleged default and the noticed Party shall have fourteen (14) days, but no later than the Closing Date, or an extension thereof, to cure such default.

7.2

Survival of Representations and Warranties.  The Representations, and Warranties of the Parties under this Agreement shall survive termination of this Agreement pursuant to the foregoing subsection 7.1.

8.

NO THIRD PARTY BENEFICIARIES.  Except for the Selling Shareholders, this Agreement is intended to be solely for the benefit of the Parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any person other than the Parties hereto.  The Selling Shareholders shall have all remedies set forth in subsection 7.1 in the event that the Seller shall fail to comply with the post-closing covenants set forth in section 6.

9.

CONSTRUCTION AND REPRESENTATIONS BY COUNSEL.  The Parties hereto represent that in the negotiation and drafting of this Agreement have been represented by and relied upon the advice of counsel of their choice.  The Parties affirm that their counsel have had a substantial role in drafting and negotiation of this Agreement and, therefore, the rule of construction to the effect that any ambiguities are to be resolved against the drafting Party shall not be employed in the interpretation of this Agreement or any exhibit or schedule attached hereto.

10.

EXPENSES.  Each Party will bear its respective legal and other costs incident to the negotiation, preparation and execution of this Agreement and related documents.  Buyer will pay for all non-Party specific costs incident to the Closing of the transaction contemplated by this Agreement, not to exceed $3,000.  Buyer will pay for all of the registration activities to be undertaken pursuant to the post-Closing covenants under this Agreement.

11.

NOTICES.  Any Notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered if sent by facsimile or telecopy communication or other electronic communication confirmed by registered or certified mail, postage pre-paid, or if sent by pre-paid overnight currier addressed as follows:

Seller:  Robert Kistler

26505 N. Bruce Rd.

Chattaroy, WA, 99003-7720

Phone-Fax:  509-238-6613

With a copy to:

Greg Lipsker, Esq.

Workland & Witherspoon, PLLC

Washington Mutual Financial Center

601 W. Main Ave. Ste. 714

Spokane, WA  99201-0677

Telephone: 509-455-9077

Fax: 509-624-6441

Buyer:  Larry Eastland

222 E. State St.

Eagle, ID  83616

Telephone:  208-342-8888

Fax:  208-938-4111

With a copy to:

John L. Runft

Runft Law Offices, PLLC.

1020 W. Main St. Ste. 400

Boise, ID  83702

Telephone:  208-333-8506

Fax:  208-343-3246

12.

GENERAL PROVISIONS.

12.1

Entire Agreement  This Agreement constitutes the total and complete Agreement between the Parties, superseding all other prior Agreements concerning the transaction herein described and contemplated.

12.2

Assignment  No Party to this Agreement shall be entitled to assign its interest in this Agreement, unless so authorized by written consent of all of the Parties hereto.

12.3

Execution of Other Documents  Each of the Parties hereto agrees to execute any other documents reasonably required to fully perform the intent of this Agreement.

12.3

Binding Effect  This Agreement shall inure to and be binding upon the Parties hereto, their agents, employees, heirs, personal representatives, successors, and assigns.

12.5

No Waiver of Future Breach  The failure of one Party to insist upon strict performance or observance of this Agreement shall not be a waiver of any future breach or of any terms or conditions of this Agreement.

12.6

Attorney’s Fees  In the event of any litigation arising out of this Agreement, among or between any of the Parties hereto, their heirs, personal representatives, agents, successors or assigns, the prevailing Party or Parties shall be entitled to recover costs and attorney’s fees.

12.7

Governing Law  This Agreement shall be construed and enforced in accordance with the Laws of the State of Idaho, which shall govern the rights of the Parties.  Idaho shall also be the venue of any litigation under this Agreement.

12.8

Execution of Multiple Originals  A number of Original counterparts of this Agreement shall be executed by these Parties sufficient to provide one such counterpart to each Party.

12.9

Severability  In the event any provision of this Agreement conflicts with the applicable law, such conflicts shall not affect the provisions of this Agreement which can be given effect without the conflicting provision.

SELLER:

Royal Pacific Resources, Inc.

/s/ Robert Kistler

By:  Robert Kistler, President

BUYER:

Great Western Parks, LLC.

/s/ Larry Eastland

By:  Larry Eastland, Managing Director